Exhibit 10.57

PURCHASE AND SALE AGREEMENT

By and between

SELLER:

ROOSEVELT COMMONS LIMITED PARTNERSHIP,

an Arizona limited partnership

and

PURCHASER:

BEDFORD PROPERTY INVESTORS, INC.,

a Maryland corporation

Roosevelt Commons

530 West Almeda Drive, 2611, 2625 and 2631 South Roosevelt Street Tempe, Arizona

~~#~~2

1~~389649.8~~

~~-~~407406.3

-#-

PURCHASE AND SALE AGREEMENT

This PURCHASE AND SALE AGREEMENT (this "Agreement") is entered into as of the Effective Date (as defined herein) between ROOSEVELT COMMONS LIMITED PARTNERSHIP~~,~~ an Arizona limited partnership, having an address of One State Farm Plaza, E-7, Bloomington, Illinois 61710 and BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation, having an address of 270 Lafayette Circle, Lafayette, California 94549.

ARTICLE .  Definitions

In addition to the capitalized terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth below:

"Closing" means the consummation of the purchase of the Property by Purchaser from Seller in accordance with the terms and provisions of this Agreement.

"Closing Date" means the actual date on which the Closing will be held, as determined in accordance with Section 7.1.

"Contract Deposit" means the portion of the Purchase Price deposited in escrow with the Title Company at the time and in the amount specified in Section 3.2, plus any accrued interest thereon.

“Designated Representatives”  means Ted Rabban of Birtcher Arizona, LLC and John Higgins, a Vice President of AmberJack, Ltd..

"Effective Date" means the date a fully executed copy of this Agreement is delivered to the Title Company together with the Contract Deposit.

“Environmental Report” means that certain Phase I environmental site assessment dated May 7, 1998 prepared by Professional Service Industries, Inc.

“Hazardous Substances” shall mean those substances, including, without limitation, petroleum products, radioactive materials, polychlorinated biphenyls, asbestos or any substance containing asbestos and any products, items, substances, wastes, materials or other items included in the definition of hazardous or toxic waste, materials or substances under any Hazardous Substance Laws.

“Hazardous Substance Laws” shall mean all present Federal, state and local laws relating to environmental hazards or wastes or hazardous substances, materials or wastes, including, without limitation, the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq., as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Solid Waste Amendments of 1984 (as amended, “RCRA”), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. § 9601-9657 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, “CERCLA”), The Hazardous Materials Transportation Act, 49 U.S.C. § 6901 et seq., the Federal Water Pollution Control Act, 33 U.S.C. §§ 1251 et seq., the Clean Air Act, 42 U.S.C. §§ 741 et seq., the Clean Water Act, 33 U.S.C. §§ 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. §§ 2601-2629 and the Safe Drinking Water Act, 42 U.S.C. §§ 300f-300j, statutes adopted by the State of Arizona and all amendments, regulations, orders and decrees promulgated thereunder or pursuant thereto.

"Permitted Exceptions" means (a) any discrepancies, conflicts or shortages in area or boundary lines, or any encroachments, or any overlapping of improvements and all other matters revealed by the Survey (as defined in Section 4.3), (b) general real estate taxes, fees and assessments, for the current year and all subsequent years, all of which shall be assumed and paid by Purchaser; provided, that, Seller shall pay any delinquent taxes at or prior to Closing.  In the event Seller pays any such delinquent taxes, Seller shall retain the right to recover the sums paid from the tenants of the Property in accordance with the terms of their respective leases, (c) all governmental regulations and restrictions, including building and zoning ordinances, (d) any covenants, conditions, reservations, exceptions and easements, and all oil, gas and mineral conveyances and leases, if any, in effect and shown of record, and (e) any other title exceptions permitted under the terms of this Agreement. Notwithstanding any provision to the contrary contained in this Agreement or any of the documents to be executed in connection herewith or pursuant hereto, any or all of the Permitted Exceptions may be omitted by a Seller in the Deed (as defined in Section 7.2(a)(i)) without giving rise to any liability of Seller, irrespective of any covenant or warranty of Seller contained in the Deed (which provisions shall survive the Closing and not be merged therein).

"Property" means collectively the following:

(a)

Fee simple title in and to the real property more particularly described on Exhibit A attached hereto, together with all of  Seller's right, title and interest in and to all easements, rights-of-way, privileges, and appurtenances relating thereto (collectively, the "Land");

(b)

All of Seller's right, title and interest in and to the buildings located on the Land (the "Building") together with any and all other structures and improvements presently located upon or affixed to the Land (the "Improvements");

(c)

All of Seller's right, title and interest in and to all machinery, fixtures and equipment that are attached to the Land and used in connection with operation of the Improvements (the "Fixtures");

(d)

All of lessor's, landlord's or Land owner's interest in the leases, providing for the use or occupancy of, or otherwise similarly affecting or relating to the Improvements or Land as identified in the rent roll to be delivered to Purchaser (collectively, the "Leases"), and all rents prepaid for any period subsequent to the Closing Date (as hereinafter defined) and all deposits, security or otherwise (the "Deposits"), made by tenants (the "Tenants") holding under the Leases and held by Seller, if any;

(e)

All of Seller's right, title and interest in and to the personal property (the "Personalty"), if any, that is located on the Real Property, and which will be described on Exhibit A to the Bill of Sale (as defined in Section 7.2(a)(ii)) (specifically excluding Seller’s books and records and MRI software); and

(f)

To the extent they are assignable, are owned and held by Seller, will continue in effect after Closing, and relate solely to the design, construction, ownership or operation of the Land, Improvements, Leases, Fixtures, Deposits or Personalty, any and all: (i) contracts or agreements, such as maintenance, service or utility contracts (but excluding utility deposits and contracts to manage or lease each respective Property) (collectively, the "Property Agreements") (provided that Seller will terminate all Property Agreements rather than assign them); (ii) warranties, guaranties, indemnities and claims; (iii) licenses, permits or similar documents; (iv) telephone exchanges and numbers, post office boxes, trade names, marks, and other identifying material, excluding Seller’s name; and (v) plans, drawings, specifications, surveys, engineering reports and other technical descriptions.

“Purchaser” means Bedford Property Investors, Inc, a Maryland corporation.

 “Seller” means Roosevelt Commons Limited Partnership, an Arizona limited partnership.

"Title Company" means First American Title Insurance Company, 30 North LaSalle Street, Suite 310, Chicago, Illinois 60602, Telephone: (312) 553-0471, Facsimile: 312-553-0480; Attn: Steven I. Zellinger.

ARTICLE .  Agreement to Purchase and Sell

2.

Independent Contract Consideration.  For and in consideration of the mutual benefits under this Agreement and the payment by Purchaser to Seller of an amount equal to One Hundred and No/100 Dollars ($100.00) as additional non-refundable consideration, the receipt and sufficiency of which is hereby acknowledged by Seller and Purchaser, (a) Seller agrees to sell and convey the respective Property to Purchaser and Purchaser agrees to purchase and accept conveyance of the Property pursuant to the terms and conditions set forth in this Agreement and (b) each party hereto agrees to the indemnities made by such party in this Agreement.

ARTICLE .  Purchase Price

3.

Purchase Price.  The price (the "Purchase Price") for which Seller agrees to sell and convey the Property, commonly known as Roosevelt Commons~~,~~ 530 West Almeda Drive, 2611, 2625 and 2631 South Roosevelt Street, Tempe, Arizona to Purchaser, and which Purchaser agrees to pay to Seller, subject to the terms of this Agreement, is Eight Million One Hundred Five Thousand Dollars ($8,105,000.00).

3.

Contract Deposit.

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Purchaser shall, contemporaneously with the delivery by Purchaser to the Title Company of one (1) original counterpart of this Agreement executed by Purchaser, deliver to the Title Company as the "Contract Deposit" the amount of One Hundred Thousand Dollars ($100,000), in the form of a cashier's or certified check made payable to the Title Company or wire transfer to an account designated by the Title Company.  The Title Company shall hold the Contract Deposit in escrow in an interest-bearing account or accounts (each federally insured up to $100,000.00) to be applied and disbursed as herein provided.  Any interest earned shall be reported under Purchaser’s tax identification number.  Any interest earned shall become part of the Contract Deposit.  Risk of loss of the Contract Deposit is on Purchaser.  If the Contract Deposit is diminished or lost, Purchaser shall promptly replenish it.  If Purchaser does not timely deliver the Contract Deposit as provided in this Section 3.2(a), within two (2) business days after the date Purchaser and Seller execute and deliver this Agreement, this Agreement shall be null and void, and neither party hereto shall have any further or surviving obligation hereunder or under any other agreement between the parties (except for Purchaser's indemnity and repair obligations which shall remain in full force and effect).

(b)

If the purchase and sale hereunder is consummated in accordance with the terms and provisions of this Agreement, the entire Contract Deposit shall be applied by the Title Company as partial payment of the Purchase Price due at the Closing.  In all other events, the Contract Deposit shall be held and disbursed by the Title Company as provided below.

ARTICLE .  Title and Survey

4.

Title Commitment.  Within five (5) days after the Effective Date, Seller shall cause the Title Company to issue, for the benefit of Purchaser and at Seller’s sole cost and expense, a current commitment for Title Insurance (the “Title Commitment”), setting forth the state of title to the Property, and containing the express commitment of the Title Company to issue the Title Policy (as hereinafter defined) to Purchaser in the aggregate amount of the Purchase Price, together with a copy of all instruments listed as exceptions to the Title Commitment.

4.

Title Policy.  At Closing, Seller shall cause an ALTA Owner's Policy of Title Insurance (Form B, revised 10/17/70) with extended coverage (the "Title Policy") to be furnished to Purchaser for the Property.  The Title Policy shall be issued by the Title Company in the amount of the Purchase Price and shall insure fee simple title to the Land in Purchaser.  Title Policy shall contain the Permitted Exceptions and the standard printed exceptions on the form of ALTA Owner's Policy of Title Insurance (Form B revised 10/17/70) with extended coverage.  The basic premium for the Title Policy shall be paid by Seller.  Any additional premiums or charges in connection therewith, including any extended coverage, endorsements thereto required by Purchaser shall be paid by Purchaser, it being understood that none of the foregoing shall be deemed to be conditions precedent to Closing.

4.

Survey.  Within fifteen (15) days after the Effective Date, Seller agrees to furnish Purchaser, at Seller’s sole cost and expense, a current as-built ALTA/ASCM  survey of each parcel of Land comprising the Property (the “Survey”) certified to Purchaser, Seller, the Title Company and other parties designated by Purchaser and prepared by a registered surveyor acceptable to Seller (the "Surveyor").  The requirements for the Survey and the form of certification are attached as Exhibit I.  The Survey may be an update of a previous survey.  If Purchaser desires to have additional information, changes or other matters reflected on the Survey  beyond that set forth above in this Section 4.3, then Purchaser shall pay the cost thereof and make arrangements therefor directly with the Surveyor, it being understood that none of the foregoing shall be deemed to be conditions precedent to Closing.

4.

Review of Title Commitment and Survey.  Purchaser shall have a period of five (5) business days from receipt of the later of the Title Commitment or the Survey (the "T&S Review Period") to review the Title Commitment and Survey and to deliver in writing such objections as Purchaser may have to anything contained or set forth in the Title Commitment or the Survey.

4.

Seller's Option to Cure Objections to Title and Survey.  If Purchaser delivers written objections to the Title Commitment or the Survey to Seller pursuant to the provisions of Section 4.4 on or before the end of the T&S Review Period, then Seller may, but shall not be obligated to, within five (5) days after the receipt of any such objections (the "T&S Cure Period"), satisfy such objections.  Seller shall not be obligated to pay any sum of money to any third party (other than to pay any delinquent taxes) to satisfy such objections or commence litigation to clear title to the Property.  Purchaser shall be automatically deemed to have objected to any mortgage liens shown as being required to be released per a Title Commitment, without the necessity of making written objection.  If Seller determines not to cure one or more of the objections within the time period specified above, Seller shall notify Purchaser in writing of its decision not to do so prior to the expiration of the time period specified above, and in such event Purchaser, as its sole and exclusive remedy, may either (a) waive such objections and proceed to Closing under this Agreement, acquiring the Property subject to such matters without reduction of the Purchase Price, or (b) terminate this Agreement within five (5) days after the end of the five (5) day cure period upon written notice to Seller.  In the latter event, Purchaser shall receive a refund of the Contract Deposit and Purchaser and Seller shall have no further obligations or liabilities to each other except for those obligations which are expressly to survive the expiration or earlier termination of this Agreement.  If Purchaser fails to give written notice of Purchaser's election to waive such objections and proceed to Closing within the required five (5) day period, Purchaser will be deemed to have elected to terminate this Agreement.

ARTICLE .  Inspection:  Damage or Destruction; Representations of Seller

5.

Inspection Period.  Purchaser shall have the right to terminate this Agreement at any time on or before that date which is thirty (30) days after the Effective Date (the "Inspection Period") if Purchaser in its sole discretion shall have determined that the Property is not suitable for the Purchaser’s use.   Seller agrees to permit Purchaser reasonable access to the Land and Improvements and the books and records of Bircher Arizona, LLC relating to the Property (other than any general ledgers of Seller) for the purpose of reviewing, inspecting and evaluating the Land, the Improvements, the Fixtures and the records relating thereto, as Purchaser deems reasonably necessary to determine the suitability of the Property for Purchaser's purposes; provided, however, Purchaser shall not conduct any environmental investigations of the Property beyond a Phase I environmental site assessment (i.e., no sampling or drilling) without first obtaining Seller’s prior written consent.  Purchaser shall only be entitled to access to the Property and to any tenants of the Property during normal business hours and in the company of an employee of Seller’s property manager.  The Due Diligence Items (as defined below) shall be delivered to Purchaser or made available to Purchaser for review and copying at the office of the property manager for each respective portion of the Property.  Purchaser's inspection shall be at Purchaser's sole cost and expense.  Purchaser agrees that Purchaser will not interfere with or disturb any of the tenants, nor interfere with or disturb the work of any persons performing work under any contracts or agreements.  Purchaser will indemnify and hold Seller harmless from all mechanics' and materialmen's liens or other claims, damages, liabilities or expenses resulting from access to and entry upon the Property or inspections performed by Purchaser, its agents, representatives and/or contractors, except to the extent caused by Seller's negligence or willful misconduct.  Purchaser shall repair all damage caused by Purchaser's tests and studies.  In the event Purchaser has not notified Seller, in writing, prior to the end of the Inspection Period that it is unconditionally satisfied with the results of its due diligence and inspections, it shall be conclusively presumed that the conditions precedent described in this Section have not been met and that Purchaser has unconditionally and irrevocably elected to terminate this Agreement.  In the event this Agreement so terminates, the Title Company shall, upon receipt of written notice from Purchaser confirming the termination of this Agreement, deliver to Purchaser the Contract Deposit and no party shall have any further obligation to the others hereunder, except for those obligations which expressly are to survive the expiration or earlier termination of this Agreement. In the event this Agreement is not terminated then, except as otherwise specifically provided by this Agreement, the Contract Deposit shall be nonrefundable to Purchaser and Purchaser shall have no right to terminate this Agreement.

Within five (5) business days after the Effective Date, Seller shall deliver to  Purchaser, for Purchaser’s review and approval, copies of the items in the possession of Seller or under Seller’s control listed on Exhibit D attached hereto (collectively, the “Due Diligence Items”), except for tenant lease files in item (f) (other than the lease agreements) and any items listed in item (h) of the Due Diligence Items which shall be made available to Purchaser for review and copying at the office of Seller's property manager.  Notwithstanding the foregoing, Seller shall have no obligation to deliver any Due Diligence Item that Seller is contractually or otherwise prohibited from disclosing provided, that, Seller shall provide written notice to Purchaser of any Due Diligence Items in the possession or control of Seller and withheld by virtue of such prohibition.  Except as set forth in Section 5.3, Seller makes no representation or warranty as to the accuracy of the contents or completeness of the Due Diligence Items other than the Leases.

If this Agreement is terminated, the Due Diligence Items and all copies thereof, received by Purchaser shall be immediately delivered to Seller.  The Due Diligence Items, results of inspections performed by or on behalf of Purchaser and contents thereof shall remain confidential and shall not be disclosed by Purchaser to any person or entity, except (i) Purchaser’s employees, (ii) Purchaser’s board of directors, and (iii) Purchaser’s legal counsel and agents engaged by Purchaser in connection with its potential purchase of the Property, but such disclosure shall only be permitted to the extent Purchaser has complied with the confidentiality agreement already executed by Purchaser in connection with its review of the Property.

5.

Damage to Property.   Seller and Purchaser agree that the provisions of the State of Arizona shall not apply to this Agreement and in lieu thereof, Seller and Purchaser agree on the provisions set forth in this Section.

(a)

If, prior to Closing, the Improvements on the Land are destroyed, damaged or become subject to condemnation or eminent domain proceedings, and the cost to repair, restore or replace such destruction, damage or taking would exceed One Hundred Thousand and No/100 Dollars ($100,000.00) (as reasonably estimated by Seller), then Seller may terminate this Agreement  by so notifying Purchaser in writing within thirty (30) days after such damage, destruction or taking occurs, whereupon this Agreement shall terminate, the Contract Deposit shall be returned to Purchaser, and no party shall have any further rights, duties or obligations hereunder, except those duties and obligations expressly stated in the Agreement shall survive the early termination of the Agreement.

(b)

If Seller has the option to terminate this Agreement as provided in this Section, but do not terminate, then this Agreement shall nonetheless terminate unless Purchaser shall notify Seller in writing of its election to purchase the Property within thirty (30) days after the earlier of (i) receipt of written notice from Seller advising that Seller will not terminate this Agreement pursuant to this Section, or (ii) expiration of the period during which Seller may terminate this Agreement pursuant to this Section.  Unless Purchaser elects to continue this Agreement by delivery of written notice in accordance with the foregoing, the Contract Deposit shall be returned to Purchaser and neither party shall have any further rights, duties or obligations hereunder, except those duties and obligations expressly stated in the Agreement as surviving shall survive the early termination of the Agreement.  If Purchaser elects to proceed with Closing, then Purchaser shall be entitled to any and all insurance proceeds or condemnation proceeds payable as a result of the damage, destruction or taking, and to the extent the same may be necessary or appropriate, the Seller shall assign to Purchaser at Closing Seller's rights to such proceeds and pay to Purchaser an amount equal to the deductible under the applicable policy.

(c)

If, prior to Closing, the Improvements are destroyed, damaged or become subject to condemnation or eminent domain proceedings, and the cost of repair, restore or replace such destruction, damage or taking is less than One Hundred Thousand and No/100 Dollars ($100,000.00) (as reasonably estimated by Seller), then both Seller and Purchaser agree to proceed with this Agreement and Purchaser shall be entitled to any and all insurance proceeds or condemnation proceeds payable as a result of the damage, destruction or taking, and to the extent the same may be necessary or appropriate, Seller shall assign to Purchaser at Closing Seller’s rights to such proceeds and pay to Purchaser an amount equal to the deductible under the applicable policy.

5.

Representations of Seller.   Seller hereby makes the following representations and warranties to Purchaser, which representations and warranties shall be deemed made by Seller to Purchaser as of the Closing Date:

(a)

Seller is a duly formed and validly existing limited partnership organized in the State of Arizona. The persons executing this Agreement on behalf of Seller are duly elected officers of  Seller and have the full right and authority to execute this Agreement and bind Seller hereto.

(b)

This Agreement is the valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms.

(c)

Except as otherwise disclosed in writing to Purchaser, to Seller's knowledge, Seller has received no written notice of any pending condemnation or eminent domain proceedings with regard to any part of the Property, and to Seller's knowledge, no such proceedings are proposed.

(d)

Except as otherwise disclosed in writing to Purchaser, to Seller's knowledge, Seller has received no written notice of any pending lawsuits or governmental proceedings (and to Seller's knowledge, no lawsuits or governmental proceedings are threatened) that relate to the Property or to Seller in connection with its ownership of the Property, in any court or before any governmental agency.

(e)

No Seller is not a "foreign person," as such term is defined in Section 1445(f)(3) of the Internal Revenue Code of 1954, as amended.

(f)

Seller is not obligated under any contract of sale, option to purchase, right of first refusal to purchase, right of first offer to purchase, or conditional sales agreement regarding the purchase and sale of the Property.

(g)

Copies of the Due Diligence Items set forth on Exhibit D to be delivered to Purchaser as provided in this Agreement are, to Seller's knowledge true and correct in all material respects and to the knowledge of Seller have not been modified or amended.

(h)

To the knowledge of Seller, all financial, income, and expense statements included in the Due Diligence Items have been maintained in accordance with generally accepted accounting principles consistently applied.

(i)

Seller has not received written notice from any governmental authority of the violation of any Hazardous Substances Laws of the Property.  Except as provided in the Environmental Report, to the knowledge of Seller, there are no Hazardous Substances on the Property; provided that, Seller has not made any investigation into any activities of any tenant of the Property and Seller make no representation as to such activities.

(j)

To Seller’s knowledge, no representation or warranty by Seller herein, nor any certificate or other writing furnished or to be furnished by Seller to Purchaser pursuant hereto or in connection with the transaction contemplated hereby, contains any materially untrue statement of fact, or omits or will omit to state a fact necessary to make the statements contained herein or therein not materially misleading.

(k)

Ted Rabban, one of the Designated Representatives, is the individual who has been primarily responsible for the management of the Property on behalf of Seller’s property manager for the three (3) year period immediately prior to the date hereof.

(l)

To Seller’s knowledge, Seller has not intentionally withheld any documents in the possession of Seller that are necessary to prevent other documents provided to Purchaser by Seller from being materially misleading.  Seller has used commercially reasonably efforts to deliver all Due Diligence Items in its possession or control that are material to Purchaser’s understanding of the condition and operation of the Property.

5.4.

Seller’s Knowledge.  All references in this Agreement to “Seller’s knowledge” or words of similar import shall refer only to the actual knowledge of the Designated Representatives and shall not be construed to refer to the knowledge of any other officer, director, shareholder, employee, agent or representative of Seller, its partners, or any affiliate of any of the foregoing, or to impose or have imposed upon the Designated Representatives any duty to investigate the matters to which such knowledge, or the absence thereof, pertains, including, but not limited to, the contents of the files, documents and materials made available to or disclosed to Purchaser or the contents of files maintained by Seller or the Designated Representatives.  There shall be no personal liability on the part of the Designated Representatives arising out of any representations or warranties made herein.

5.5

Survival.  The representations and warranties of Seller set forth above shall survive until the first anniversary of the Closing Date.

5.6

Seller’s Representations Deemed Modified.  To the extent that Purchaser knows prior to the expiration of the Inspection Period that Seller’s representations and warranties are inaccurate, untrue or incorrect in any way, such representations and warranties shall be deemed modified to reflect Purchaser’s knowledge.

5.7

Property Owners’ Associations.  Seller shall use commercially reasonable efforts (but shall not be required to expend any sum or incur any liability) to obtain from any property owner’s association having jurisdiction over the Property written confirmation for the benefit of Purchaser that, to the knowledge of such association, that the Seller nor the Property is in default under the covenants, conditions and restrictions administered by such association.  Delivery of such confirmation shall not be a condition precedent to Purchaser’s obligations to close the transaction contemplated by this Agreement.

5.8

Tenant Estoppel Certificates.  Seller shall undertake commercially reasonable efforts (but shall not be required to expend any sums or incur any liability) to obtain and deliver to Purchaser prior to the end of the Inspection Period a tenant estoppel certificate, in the form attached to this Agreement as Exhibit D (each a “Tenant Estoppel Certificate” and together the “Tenant Estoppel Certificates”), from each tenant of the Property, dated subsequent to the Effective Date.  If, for any reason, a Seller is unable to obtain a Tenant Estoppel Certificate from one or more of the tenants then Seller may, if it so elects, notify Purchaser of its election to provide a Seller’s certificate in the form of Exhibit H (each a “Seller’s Certificate” and together the “Seller Certificates”) in lieu of one or more Tenant Estoppel Certificate(s).  Seller shall notify Purchasers prior to the expiration of the Inspection Period of its election to provide Seller Certificates.

ARTICLE .  Conditions Precedent

6.

Conditions to Seller’s Obligations. Seller shall not be obligated to perform under this Agreement unless and until the following conditions have been satisfied:

()

The Contract Deposit and one (1) fully executed copy of this Agreement have been delivered to the Title Company, and such Contract Deposit shall have been accepted by the Title Company as good funds on or before the dates specified herein;

()

Purchaser shall have performed all of Purchaser's obligations hereunder including without limitation the deposit of the funds required under Section 7.2(b)(i);

(c)

All representations and warranties made by Purchaser in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date except to the extent they expressly relate to an earlier date; and,

(d)

No petition has been filed by or against Purchaser under the Federal Bankruptcy Code or any similar state or federal law, whether now or hereafter existing.

6.2

Representations of Purchaser.  Purchaser hereby represents and warrants to Seller, which representations and warranties shall be deemed made by Purchaser to Seller as of the Closing Date:

(a)

Purchaser is a duly authorized and validly existing corporation formed under the laws of the State of Maryland.

(b)

Purchaser has full power, right and authority to purchase the Property, and to enter into and fulfill its obligations under this Agreement. Each of the persons executing this Agreement on behalf of Purchaser is authorized to do so. This Agreement is the valid and legally binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

6.3

Termination.  In the event that any of the conditions precedent to the performance of Seller's obligations have not been satisfied by Purchaser on or before the Closing Date, Seller may elect as its sole and exclusive remedy (i) to waive the defect or shortcoming and close the transaction contemplated by this Agreement, or (ii) terminate this Agreement under this Section 6.3, whereupon, if in connection with the failure of condition other than the condition of Section 6.1.(a) the Contract Deposit shall be delivered to and/or retained by Seller as liquidated damages for Purchaser's failure to perform hereunder.

6.4

Conditions to Purchaser's Obligations.  Purchaser shall not be obligated to perform under this Agreement unless and until the following conditions have been satisfied:

()

One (1) fully executed copy of this Agreement has been delivered to the Title Company;

()

Seller shall have performed all of Seller's obligations under this Agreement;

(c)

Except as provided in Section 5.6, all representations and warranties made by Seller in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date except to the extent they expressly relate to an earlier date; and

(d)

No petition has been filed by or against Seller under the Federal Bankruptcy Code or any similar state or federal law, whether now or hereafter existing.

6.5

Termination.  In the event that any of the conditions precedent to the performance of Purchaser's obligations have not been satisfied by Seller on or before the Closing Date, Purchaser may as its sole and exclusive remedy (i) waive the defect or shortcoming and close the transaction contemplated by this Agreement, or (ii) terminate this Agreement under Section 6.4, whereupon the Contract Deposit shall be delivered to Purchaser and Seller nor Purchaser will have any further rights or obligations under this Agreement, except those obligations which expressly survive termination.

ARTICLE .  Closing

7.

Date and Place of Closing.  The Closing shall take place at the office of the Title Company at 30 North LaSalle Street, Suite 310, Chicago, Illinois 60602 on the next business day after that date which is forty-five (45) days after the Effective Date; provided, however, that each party shall have a one time right to extend the date of Closing for up to an additional five (5) business days by providing the other party with written notice of its election to so extend the Closing Date, such notice to be delivered at least five (5) days prior to the originally scheduled date of Closing.  In the event that Seller or Purchaser is not able to close on the requisite Closing Date, the other party hereto may exercise its remedies under Sections 8.1 and 8.2 respectively.

7.

Items to be Delivered at the Closing.

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At least one day prior to the Closing Date (except as noted below), Seller shall deliver to Purchaser (through the Title Company in escrow) the following items:

()

A Special Warranty Deed conveying to Purchaser good and indefeasible title to the Land and to the Improvements in “as is” condition in the form attached hereto as Exhibit B (the "Deed") duly executed and acknowledged by Seller; subject only to the Permitted Exceptions and other matters approved by Purchaser prior to closing;

()

A Bill of Sale and Assignment conveying to Purchaser the personal property and therein described in its “as is” condition in the form attached hereto as Exhibit C (the "Bill of Sale"), fully executed and acknowledged by Seller;

()

A non-foreign affidavit by Seller as permitted by Section 1445(b)(2) of the Internal Revenue Code as amended;

()

Evidence of Seller's capacity and authority for the closing of the transaction contemplated hereunder;

()

The Title Policy (or a mark-up of the Title Commitment to reflect the Title Company’s issuance thereof) for the Land at Seller’s expense (except as stated in Section 4.2) which may be delivered on the Closing Date;

(vi)

A Closing Statement fully executed by Seller;

(vii)

An Assignment and Assumption Agreement in the form attached hereto as Exhibit E fully executed and acknowledged by Seller;

(viii)

The original of the Leases and Property Agreements for the Property in Seller's possession;

(ix)

A rent roll certified by Seller to Purchaser as true, correct and complete in all material respects with respect to the Property dated no earlier than 10 days prior to the Closing Date;

(x)

A tenant notification letter to the tenants of Seller in a form reasonably acceptable to Purchaser and Seller;

(xi)

A certificate reaffirming the representations and warranties of Seller as of the Closing Date;

(xii)

Evidence reasonably required by Purchaser and the Title Company that the person or persons executing the Closing documents on behalf Seller have full right, power and authority to do so;

(xiii)

Such Tenant Estoppel Certificates as Seller may have obtained as of the Closing Date or Seller’s Certificates as Seller has elected to provide; and

(xiv)

Such other documents as are reasonably required by Purchaser, the Title Company or applicable law to consummate the Closing.

Seller shall deliver to Purchaser its leasing files and keys for the Property on the Closing Date outside of escrow.

()

At least one day prior to the Closing Date (except as noted below), Purchaser shall deliver to Seller  (through the Title company in escrow) the following items:

()

The Purchase Price in immediately available funds, adjusted as provided for in Section 7.3 below, which shall be delivered to the Title Company no later than 12:00 a.m. (Illinois time) on the Closing Date;

()

An executed original counterpart of the Bills of Sale described in Section 7.2(a)(ii) above, fully executed and acknowledged by Purchaser;

(iii)

An executed original counterpart of the Assignment and Assumption Agreements described in Section 7.2(a)(vii) above, fully executed and acknowledged by Purchaser;

(iv)

Evidence reasonably required by Seller and the Title Company that the person or persons executing the Closing documents on behalf of Purchaser have full right, power and authority to do so;

(v)

A certificate reaffirming the representations and warranties of Purchaser as of the Closing Date;

(vi)

Such other documents as are reasonably required by Seller, the Title Company or applicable law to consummate the Closing;

(vii)

Evidence of Purchaser's capacity and authority for the closing of the transaction contemplated hereunder; and

(viii)

A Closing Statement fully executed by Purchaser.

7.

Adjustments at Closing.

(a)

Prorations shall be made as follows:

(i)

 Insurance premiums shall not be prorated.  Seller will terminate its coverage as to the Property effective as of the Closing Date and Purchaser shall obtain its own insurance.  Utility deposits shall not be transferred.  Seller shall obtain the return of any of its accounts in a manner satisfactory to Seller in its sole discretion as of the Closing Date. Purchaser shall be responsible for paying its own utility deposits, and having its name placed on the applicable utility account commencing on the Closing Date.

(ii)

Payments by tenants actually received by Seller prior to Closing which are applicable in whole or part to any period after Closing, for:  (1) common area maintenance charges, taxes, operating expense escalations and other similar tenant charges, whether based on actual amounts or estimates (herein called "Expense Reimbursements"); and (2) rents shall be prorated as of midnight on the day preceding Closing on the basis of a 365 day year and on the basis of the actual number of days in the month in which Closing occurs, with Seller being credited for all of same up to (but not including) the Closing Date and Purchaser being credited for same on and after the Closing Date.  If Expense Reimbursements paid or payable by tenants for the period prior to Closing exceed the actual amounts chargeable therefor to tenants for such period, and as a result such excess amounts are subsequently payable to tenants, then such excess amounts shall be estimated at Closing by Seller, and Purchaser shall receive a credit therefor against the Purchase Price at Closing.  If Expense Reimbursements paid or owed by tenants for the period prior to Closing for the portion of the Property owned by Seller are less than the actual amounts chargeable therefor to tenants for such period, and have previously been paid by Seller and as a result additional amounts are subsequently payable by tenants, then such additional amounts shall be estimated at Closing and Purchaser shall pay such additional amounts to Seller as an addition to the Purchase Price at Closing.  If the actual amounts of Expense Reimbursements and rents for the portion of the Property owned by Seller are not known as of the Closing Date, the prorations for Seller’s portion of the Property shall be made on the basis of the best evidence then available (such evidence to be submitted to Purchaser and Seller for their reasonable approval).  No prorations shall be made at Closing with respect to any rents or Expense Reimbursements that are delinquent as of the Closing Date ("Delinquent Amounts").  Purchaser shall make a good faith attempt (using the same collection efforts Purchaser would use for its own collections but Purchaser shall not be required to institute any suit) to collect Delinquent Amounts for the Seller's benefit after the Closing, and such collections, if any, shall be remitted to the Seller promptly upon receipt by Purchaser after applying all such collections first to amounts then due from tenants for any period after the Closing.  Seller retains its rights and remedies with respect to any Delinquent Amounts owed to Seller, except that Seller shall not be entitled to terminate any lease or evict any tenant.  Purchaser will receive a credit against the Purchase Price for all security deposits previously delivered to Seller under the Leases except those that have been properly applied.  Purchaser will have the obligation to return the security deposits pursuant to the terms and conditions of the Leases, which obligation shall survive Closing.

(iii)

Subject to the provisions of Section 7.3(a)(i) and (ii) above, all normal and customarily pro ratable items of expense and income, including without limitation real estate and personal property taxes (reduced by Seller’s reasonable estimate of the amount thereof which will be paid or reimbursed by tenants), utility bills (with the meters to be read the day prior to Closing, to the extent possible) and common area maintenance charges shall be prorated  as of midnight on the day preceding the Closing Date, on the basis of a 365 day year and on the basis of the actual number of days in the calendar month in which Closing occurs, Seller being charged and credited for all of same up to the Closing Date and Purchaser being charged and credited for all of same on and after the Closing Date.  If the actual amounts to be prorated are not known as of the Closing Date, the prorations shall be made on the basis of the best evidence then available.

(iv)

Notwithstanding the foregoing, Seller shall have the right to all refunds or rebates on account of real estate tax protests or appeals for taxes assessed with respect to the years prior to 2003 for the Property, subject to Seller's obligation to reimburse tenants for any rebates or refunds to which said tenants may be entitled under the applicable Leases which obligation Seller hereby agrees to make reasonable efforts to undertake. Seller and, after Closing, Purchaser shall each have the right, but not the obligation, to appeal or otherwise challenge real estate taxes assessed against the Property for calendar year 2003 and the parties agree to prorate all refunds or rebates on account of real estate tax protests or appeals for taxes assessed for calendar year 2003 based upon each parties' period of ownership of the Property in calendar year 2003.  Purchaser shall have control of and responsibility for all appeals and other challenges with respect to real estate taxes assessed against the Property for calendar year 2004 and thereafter.  Seller shall keep Purchaser advised on a current basis of all action (including, without limitation, any written submissions or appearances before the taxing authority) taken with respect to appeals or other challenges of taxes and provide Purchaser's representative the opportunity to be present (provided such representative shall not participate) at all hearings or meetings.  The foregoing provisions of this subsection (iv) shall survive Closing.

(v)

If at any time following the Closing, the amount of an item listed in any section of this Section 7.3 shall prove to be incorrect (whether as a result in an error in calculation or a lack of complete and accurate information as of the Closing), the party in whose favor the error was made shall promptly pay to the other party the sum necessary to correct such error upon receipt of proof of such error, provided that such proof is delivered to the party from whom payment is requested on or before one (1) year after Closing.  In order to enable Seller to determine whether any such delayed adjustment is necessary, Purchaser shall provide to Seller current operating and financial statements for the Property no later than the date one (1) month prior to the expiration of such one (1) year period following Closing.  The provisions of this Section 7.3(a)(v) shall survive the Closing and not be merged therein.

(b)

With respect to any Lease Transactions (as defined in Section 10.13) and/or any lease commission agreements entered into by Seller after the Effective Date and prior to the Closing Date with respect to the Property, which Purchaser approves or is deemed to have approved pursuant to Section 10.13, all costs incurred by Seller associated with such Lease Transactions for tenant improvement costs and leasing commissions (collectively "Leasing Costs") shall be prorated between Seller and Purchaser at Closing.  Such proration shall be based upon the respective portions of the fixed or base rental payable during the applicable term of any such Lease Transaction which shall be attributable to the time periods before and after the Closing (for example, the applicable term of a new Lease would be the initial term, while the applicable term of a lease renewal would be the exercised renewal term).  With respect to any new Property Agreement, leasing commission agreement and/or Lease Transaction which, pursuant to Section 10.13 requires Purchaser's prior written approval or rejection, Seller shall provide Purchaser with a copy of any offer or proposal or proposed lease or contract regarding same and Purchaser agrees to promptly respond to same, in all events within three (3) business days of receipt.

(c)

Except as provided in Section 7.3 (b), Seller shall be responsible for all Leasing Costs which are due and payable prior to the Closing Date.  Purchaser shall be responsible for all Leasing Costs which are due and payable after the Closing Date, including all Leasing Costs associated with any expansion, extension or renewal options of the Leases.

7.

Possession.  Possession of the Property, together with keys, combinations and access codes to the Building and other Improvements, shall be delivered to Purchaser at Closing.

7.

Costs of Closing.  Each party hereto shall be responsible for paying the fees of its legal counsel, if any, in negotiating, preparing, and closing this transaction.  Seller shall be responsible for paying fees, costs, and expenses identified herein as being the responsibility of Seller, and Purchaser shall be responsible for paying all fees, costs, and expenses identified herein as being the responsibility of Purchaser.  Purchaser shall pay all recording costs for the deed and the other conveyance documents.  Seller shall pay all recording costs associated with any curative actions taken by Seller pursuant to Section 4.5 and any transfer taxes due to the State of Arizona, if any.  All closing escrow fees shall be borne equally by Seller and Purchaser.

ARTICLE .  Defaults and Remedies

8.

Seller’s Default.

()

Seller shall be deemed to be in default if Seller shall fail to meet, comply with, or perform any covenant, agreement, or obligation on Seller’s part required within the time limits and in the manner required in this Agreement (including without limitation, the cure period provided for below); provided all conditions precedent to Seller’s performance have been fully satisfied; and provided further that any failure of Seller to cure timely objections made by Purchaser pursuant to Section 4.5 of this Agreement shall not constitute a default herein.

()

In the event Seller shall be deemed to be in default, Purchaser shall transmit written notice of such default to Seller and Seller shall have thirty (30) days from date of receipt of such notice to cure such default.  Should Seller fail to timely cure such default, Purchaser may, as its sole and exclusive remedies for such default, (i) waive the default and close the transaction contemplated by this Agreement, or (ii) terminate this Agreement (save and except any indemnity obligations of Purchaser and Seller which expressly survive termination and the right of Purchaser after Closing to enforce its rights against Seller under applicable law as a result of a breach by Seller of its warranties and representations in Section 5.3), recover from Seller the amount of out of pocket expenses actually paid by Purchaser in connection with its proposed purchase of the Property and be excused from further performance of its purchase obligation hereunder. Upon written notice by Purchaser to Seller and the Title Company, the Contract Deposit will be returned to Purchaser (as defined in Section 5.1), or (iii) seek and obtain specific performance of  Seller’s obligation to convey the Property. Notwithstanding any provision of this Agreement to the contrary, Seller shall have no liability for losses, damages, costs and expenses suffered or incurred by Purchaser due to Seller’s defaults under and breaches under this Agreement or other wise (collectively, "Losses") until the aggregate amount of the Losses exceed Five Thousand and No/100 Dollars ($5,000.00). Seller’s aggregate liability for Losses shall not exceed Five Hundred Thousand Dollars ($500,000.00).  Purchaser agrees to first seek available recovery from other sources (including, without limitation, insurance policies, service contracts, estoppels certificates and leases) prior to seeking recovery from Seller, and Seller shall not be liable to Purchaser if Purchaser's claim is satisfied from such other sources. The remedies expressly set forth in this Section 8.1 shall be the only remedies available to Purchaser as a result of Seller’s default under or breach under the Agreement.

 ()

Under no circumstances, shall Seller be liable to Purchaser for damages in excess of the sum set forth in Section 8.1(b), nor shall Seller be liable to Purchaser for any consequential or punitive damages whether same are contemplated hereby or not.

8.

Purchaser's Defaults.

()

Purchaser shall be deemed to be in default if Purchaser shall fail to deliver, at the Closing, the items required to be delivered by Purchaser to Seller (for any reason other than a default by Seller) or if Purchaser otherwise shall fail to perform any of its other covenants or obligations hereunder.

()

In the event Purchaser shall be deemed to be in default, as Seller’s sole and exclusive remedy for such default, seller may terminate this Agreement whereupon Seller shall be entitled to the contract deposit, it being agreed between Purchaser and Seller that the contract deposit shall be liquidated damages for a default of Purchaser hereunder because of the difficulty, inconvenience, and uncertainty of ascertaining actual damages for such default.  The parties have discussed and negotiated in good faith upon the questions of damages to be suffered by Seller in the event Purchaser defaults under this Agreement and the Closing does not occur as a result, and they hereby agree that Seller’s actual damages in the event of such a breach would be impractical or extremely difficult to determine.  Accordingly, the parties agree that liquidated damages in the amount of the contract deposit then made under this Agreement, are and will be reasonable.  In the event of such default and failure to close, Seller’s sole recourse shall be to receive such liquidated damages, and Purchaser shall have no additional liability whatsoever.  All indemnity obligations of Purchaser under this Agreement shall survive any termination of this Agreement.

INITIALS:

Seller: ___________

Purchaser: ___________

ARTICLE .  Brokers

9.

Brokers Identified.  Seller and Purchaser hereby represent and warrant to the other party hereto that, except as set forth in Exhibit F, it has not contacted any real estate broker, finder or other party in connection with this transaction to whom any real estate brokerage, finders, or other fees may be due or payable with respect to the transaction contemplated by this Agreement.   Seller shall be solely responsible to pay all commissions, fees or other sums owed to the broker identified on Exhibit F and said Broker shall be responsible for any co-broker fees or other sums due and owing to any co-brokers involved due to the acts of such Broker.  Each party hereto hereby agrees to indemnify and to hold the other party harmless from any loss, liability, damage, cost, or expenses (including reasonable attorney's fees) resulting by reason of breach of these representations and warranties.

ARTICLE .  Miscellaneous

10.

References.  All references to "Article," "Section," or "Sections" are, unless specifically indicated otherwise, references to Articles and Sections of this Agreement.

10.

Captions.  The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

10.

Number and Gender of Words.  When, in this Agreement, the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

10.

Notices.  All notices, requests, approvals, and other communications required or permitted to be delivered under this Agreement (a) must be in writing and delivered by registered or certified U.S. mail, postage prepaid, or by private or overnight courier, or by facsimile, (b) are effective upon receipt, or upon refusal to accept delivery (such refusal being evidenced by the U.S. Postal Services return receipt or similar evidence from the courier company) or upon delivery if transmitted on or before 5:00 p.m. (in the receiving locale) if transmitted by facsimile, and (c) in each instance must be addressed to Purchaser or Seller, as the case may be, at the following addresses or facsimile numbers, or to any other address the party may designate by notice to the other party:

If to Seller:

Roosevelt Commons Limited Partnership

One State Farm Plaza, E-7

Bloomington, Illinois 61710

Attention:  Ms. Cindy Weaver

Investment Analyst

Phone:  (309) 766-9804

Fax:  (309) 766-0442

E-Mail: cindy.weaver.axkg@statefarm.com

with a copy to:

State Farm Life Insurance Company

Corporate Law – Investments

One State Farm Plaza, E-3

Bloomington, Illinois 61710

Attention:  Robert O’Dell, Counsel

Phone:  (309) (309) 766-4459

Fax:  (309) 766-7423

E-Mail: robert.odell.gym6@statefarm.com

with a copy to:

Lewis and Roca LLP

40 North Central Avenue, Suite 1500

Phoenix, Arizona 85003

Attention: Timothy D. Blakeley

Phone:  (602) 262-5729

Fax:  (602) 734-3914

Email:  tblakeley@lrlaw.com

If to Purchaser:

Bedford Property Investors, Inc.

270 Lafayette Circle

Lafayette, California 94549

Attention :  Stephen M. Silla

Phone: (925) 283-8910

Fax:  (925) 283-8480

Email:ssilla@bedfordproperty.com

with a copy to:

Bedford Property Investors, Inc.

4636 East Elwood Street, Suite 1

Phoenix, Arizona 85040

Attention:  Henry Baldenegro

Phone: (480) 921-3202

Fax:  (602) 921-3215

E-Mail: hbaldenegro@bedfordproperty.com

with a copy to:

Bedford Property Investors, Inc.

270 Lafayette Circle

Lafayette, California 94549

Attention:  Dennis Klimmek

Phone: (925) 283-8910

Fax:  (925) 283-8480

E-Mail: dklimmek@bedfordproperty.com

10.

Governing Law: Venue.  This Agreement is executed, delivered and is intended to be performed in Maricopa County, Arizona and the laws of the State of Arizona shall govern the validity, construction, enforcement, and interpretation of this Agreement.  Proper venue for any action arising under or relating to the Agreement shall be in the state or federal district courts in  Maricopa County, Arizona.  All parties hereto consent to personal jurisdiction in Maricopa County, Arizona and waive whatever rights they have to be sued elsewhere.

10.

Entirety and Amendments.  This writing embodies the entire agreement between the parties and supersedes all prior oral and written agreements and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.  No salesman, employee or agent of Seller has any authority whatsoever to make any reference, representation or agreement not contained in this Agreement and only the references, representations and/or agreements contained in this Agreement shall be binding upon Seller or in any way affect the validity of any part of this Agreement.  Purchaser acknowledges that no representations have been made by Seller or any of Seller’s agents or employees other than as expressly set forth in this Agreement.

10.

Invalid Provisions.  If any provision of this Agreement, except the provisions relating to Seller's obligation to convey the Property and Purchaser's obligation to pay the Purchase Price, the invalidity of either of which shall cause this Agreement to be null and void, is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Notwithstanding the foregoing, any illegality, invalidity or unenforceable provision which would result in this Agreement being null or void as to one Seller, but not the other, shall not be severable.

10.

Multiple Counterparts.  This Agreement may be executed in a number of identical counterparts.  If so executed, each of such counterparts shall be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one Agreement, but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

10.

Parties Bound; Assignment.  This Agreement shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective heirs, personal representatives, successors, and permitted assigns.  Purchaser may not assign this Agreement or Purchaser's rights hereunder without  Seller's express written approval.  If Seller gives written approval to any assignment, Purchaser shall not be released from its obligations hereunder.  Execution hereof by Purchaser alone shall constitute only an offer to purchase.  Upon execution of this Agreement by an authorized representative of Seller, after the execution by Purchaser and delivery of a fully executed copy hereof to Purchaser as well as delivery of the Contract Deposit to the Title Company, this document shall, subject to approval per Section 3.3 above, become a binding Agreement.

10.

Time is of the Essence.  The obligations and undertakings of the parties hereto shall be performed within the time specified, and failure to perform within such time shall constitute an event of default on the part of the party that fails to perform.

10.

NO  REPRESENTATIONS OR WARRANTIES.  EXCEPT FOR THE LIMITED WARRANTIES OF TITLE SET FORTH IN THE DEED AND THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 5.3 ABOVE, SELLER HEREBY SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, OR CONCERNING (A) THE NATURE AND CONDITION OF THE PROPERTY OWNED BY SELLER, INCLUDING WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, AND THE SUITABILITY THEREOF AND OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY ELECT TO CONDUCT THEREON, AND THE EXISTENCE OF ANY ENVIRONMENTAL HAZARDS OR CONDITION THEREON (INCLUDING THE PRESENCE OF ASBESTOS) OR COMPLIANCE WITH ALL LAWS, RULES OR REGULATIONS; (B) APPLICABLE LAWS, RULES OR REGULATIONS; (C) THE NATURE AND EXTENT OF ANY RIGHT-OF-WAY, LEASE, POSSESSION, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONDITION OR OTHERWISE; (D) THE COMPLIANCE OF THE PROPERTY OR ITS OPERATION WITH ANY LAWS, ORDINANCES OR REGULATIONS OF ANY GOVERNMENTAL OR OTHER BODY; (E) THE PROPERTY'S CONDITION, HABITABILITY, MERCHANTABILITY, TENANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND (F) THE PROPERTY'S FUTURE FINANCIAL PERFORMANCE.  PURCHASER ACKNOWLEDGES THAT IT HAS HAD AND WILL HAVE AN OPPORTUNITY TO INSPECT THE PROPERTY AND THAT IT WILL BE RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER EXCEPT FOR THE LIMITED WARRANTIES OF TITLE SET FORTH IN THE DEED AND THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 5.3 OF THIS AGREEMENT.  PURCHASER FURTHER ACKNOWLEDGES THAT ITS INFORMATION WITH RESPECT TO THE PROPERTY WILL BE OBTAINED FROM A VARIETY OF SOURCES, AND SELLER (X) HAVE NOT MADE, AND WILL NOT MAKE, ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND (Y) DO NOT MAKE ANY REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF ANY SUCH INFORMATION EXCEPT AS PROVIDED IN SECTION 5.3 OF THIS AGREEMENT.  PURCHASER EXPRESSLY ACKNOWLEDGES THAT THE PURCHASE PRICE FOR THE PROPERTY REFLECTS THE CURRENTLY EXISTING CONDITION OF THE PROPERTY.

10.

"AS IS" SALE.  THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS," "WHERE IS" BASIS AND "WITH ALL FAULTS."  PURCHASER AGREES THAT (A) SELLER SHALL NOT BE RESPONSIBLE OR LIABLE TO PURCHASER FOR ANY CONSTRUCTION DEFECTS, ERRORS, OMISSIONS, OR ON ACCOUNT OF ANY OTHER CONDITIONS AFFECTING THE PROPERTY; (B) PURCHASER OR ANYONE CLAIMING BY, THROUGH OR UNDER PURCHASER, HEREBY FULLY RELEASES SELLER, ITS EMPLOYEES, OFFICERS, DIRECTORS, REPRESENTATIVES AND AGENTS FROM ANY COST, LOSS, LIABILITY, DAMAGE, EXPENSE, DEMAND, ACTION OR CAUSE OF ACTION ARISING FROM OR RELATED TO ANY CONSTRUCTION DEFECTS, ERRORS, OMISSIONS, OR OTHER CONDITIONS AFFECTING THE PROPERTY; (C) THE FOREGOING RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS, INCLUDING, BUT NOT LIMITED TO, THOSE RELATING TO UNKNOWN AND SUSPECTED CLAIMS, DAMAGES AND CAUSES OF ACTION; (D) THIS COVENANT RELEASING SELLER SHALL BE A COVENANT RUNNING WITH THE LAND AND SHALL BE BINDING UPON PURCHASER, ITS SUCCESSORS AND ASSIGNS; (E) IN THE EVENT OF ANY SUCH CONSTRUCTION DEFECTS, ERRORS, OMISSIONS OR ON ACCOUNT OF ANY OTHER CONDITIONS AFFECTING THE PROPERTY, EXCEPT IN THE CASE OF A BREACH OF THE REPRESENTATION AND WARRANTIES OF  SELLER IN SECTION 5.3, PURCHASER SHALL LOOK SOLELY TO SELLER'S PREDECESSORS IN TITLE OR TO SUCH CONTRACTS AND CONSULTANTS AS MAY HAVE CONTRACTED FOR WORK IN CONNECTION WITH THE PROPERTY FOR ANY REDRESS OR RELIEF, WITHOUT RECOURSE TO OR REPRESENTATION FROM SELLER AS TO THE AVAILABILITY OF ANY SUCH REDRESS OR RELIEF; AND (F) AS CONSIDERATION FOR THE ASSIGNMENT BY SELLER OF ITS CLAIMS (AS PROVIDED BELOW), PURCHASER RELEASES SELLER OF ALL RIGHTS, EXPRESS OR IMPLIED, PURCHASER MAY HAVE AGAINST SELLER ARISING OUT OF OR RESULTING FROM ANY ERRORS, OMISSIONS OR DEFECTS IN THE PROPERTY.  SELLER HEREBY ASSIGNS WITHOUT RECOURSE OR REPRESENTATION OF ANY NATURE TO PURCHASER, EFFECTIVE UPON THE DATE HEREOF, ANY AND ALL CLAIMS THAT SELLER MAY HAVE FOR ANY ERRORS, OMISSIONS OR DEFECTS IN THE PROPERTY.  TO THE EXTENT PERMITTED BY APPLICABLE LAW,  ALL CAUSES OF ACTION ACCRUING TO ANY PARTY SHALL BE BROUGHT NO LATER THAN THE EARLIER OF (I) THE APPLICABLE STATUTE OF LIMITATIONS, OR (II) THE LATER OF THE FOLLOWING:

(A)

TWO YEARS AFTER THE CLOSING DATE; OR

(B)

THE DATE TWO YEARS FOLLOWING THE DATE ON WHICH THE CAUSE OF ACTION ACCRUED;

ANY LONGER STATUE OF LIMITATIONS PERIOD FOR THE BRINGING OF SUCH ACTIONS BEING HEREBY WAIVED.  NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL PURCHASER BE DEEMED TO HAVE WAIVED ANY RIGHTS OR CAUSES OF ACTION AGAINST SELLER FOR FRAUD SO LONG AS SUCH CLAIMS, IF ANY, ARE BROUGHT WITHIN THE TIME PERIOD SET FORTH HEREIN.

10.13

Operation of the Property After the Effective Date Until Closing.  Seller shall continue to operate the portion of the Property in accordance with its normal and customary practice after the Effective Date hereof and prior to Closing, except that after the expiration of the Inspection Period, Seller shall not, without the prior written approval of Purchaser (except as provided below in this Section), enter into any (i) new Property Agreements which are not cancelable on thirty (30) days or less notice by Seller (and in all events as of the Closing Date), (ii) lease commission agreements providing for commissions or fees payable after Closing, or (iii) renewals, expansions, subleases, assignments, modifications or terminations of existing Leases or (iv) any new Lease transaction for the Property (referred to as "New Lease Transaction").  Purchaser shall not unreasonably withhold, delay or condition its approval of any of the transactions described in subparagraph (i) – (iii).  If Seller wishes after the expiration of the Inspection Period  to enter into a New Lease Transaction or lease commission agreement, Seller shall provide Purchaser information outlining the terms thereof, and unless Purchaser rejects same by written notice to Seller within three (3) business days after Purchaser's receipt of such information on such New Lease Transaction and/or lease commission agreement then Seller may complete the proposed transaction provided, however, any such New Lease Transaction is on commercially reasonable terms for the Phoenix sub-market in which the respective portions of the Property are located Purchaser shall not be entitled to reject the New Lease Transaction and Purchaser shall be deemed to have approved same.  If Purchaser rejects any such New Lease Transaction or lease commission agreement, then Seller may enter into the same and it shall be binding upon Purchaser at closing, but the prorations of related costs will be affected as set forth in Section 7.3(b).

10.14

No Merger.  The covenants, agreements, provisions, warranties and representations contained in Articles II and IX, in Sections 5.1, 7.3, 8.1, 10.6, 10.11,  10.12, 10.17 and 10.18  of this Agreement shall not merge with the closing documents, but shall survive Closing.

10.15

Holidays, Etc.  Whenever any time limit or date provided herein falls on a Saturday, Sunday, or legal holiday under the laws of the State of Arizona or day on which national banks located in such State are authorized to be closed, then that date is extended to the next day that is not a Saturday, Sunday, legal holiday or day authorized for national banks to be closed.

10.16

Recovery of Litigation Costs.   If any legal action is brought by the Seller or Purchaser for the enforcement of this Agreement or by reason of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement for damages or any other relief or remedy (declaratory or otherwise), the prevailing party shall be entitled to recover reasonable attorneys' fees and other court and direct costs incurred in connection with such action or proceeding.  This provision shall survive the Closing or termination of this Agreement.

10.17

Confidentiality.   Purchaser covenants and agrees that the terms of this Agreement and all information concerning the Property (including, without limitation, all information obtained by Purchaser prior to the Closing) shall be kept in strictest confidence by Purchaser prior to the Closing; and thereafter, if the Closing fails to occur for any reason.  Notwithstanding the foregoing, nothing contained herein shall be construed so as to prohibit Purchaser from making (a) a disclosure to officers and employees of Purchaser and those agents, contractors,  or vendors of Purchaser who need to know in order to assist Purchaser in its purchase of the Property, but such disclosure shall only be permitted to the extent Purchaser has complied with the confidentiality agreement already executed by Purchaser in connection with its review of the Property, (b) any disclosure required by law, or (c) any disclosure which is reasonably necessary to protect any such party's interest in any action, suit or proceeding brought by or against such party and relating to the Property or the subject matter of this Agreement.  Neither party will advertise or announce the terms of this Agreement or the occurrence of the sale of the Property, except by mutual written consent; provided, that, Purchaser may issue a press release about the occurrence of the Sale of the Property after closing without the consent of Seller so long as such press release does not directly or indirectly disclose the identity of Seller.

10.18

Counterpart Facsimile Execution.   For purposes of executing this Agreement, or related documents, a document and transmittal by facsimile machine or telecopier shall be treated as an original document.  The signature of any party thereon shall be considered as an original signature and the document transmitted shall be considered to have the same binding legal effect if it were originally signed.  At the request of either party, any facsimile or telecopy document shall be re-executed by both parties in original form.  No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement.

10.19

No Recordation.  Neither this Agreement nor any memorandum or affidavit hereof is to be filed for record.  In the event that Purchaser records this Agreement or any memorandum or affidavit thereof, Seller shall have the right at its option, to terminate this Agreement, whereupon the Contract Deposit shall be delivered to Seller as liquidated damages for Purchaser’s breach hereof.

10.20

Strict Compliance/Waiver.  Any failure by either party to insist upon strict performance by the other party of any of the provisions of this Agreement shall not be deemed a waiver of any of the provisions hereof, irrespective of the number of violations or breaches that may occur and each party, notwithstanding any such failure, shall have the right thereafter to insist upon strict performance by the other of any and all of the provisions of this Agreement.

1.1

Like Kind Exchange.  Purchaser may consummate the sale of the Real Property or any particular parcel of the Real Property as part of a so-called like kind exchange (the “Exchange”) pursuant to § 1031 of the Internal Revenue Code of 1986, as amended, provided that: (i) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to Purchaser’s obligations, under this Agreement; (ii) Seller shall not be required to acquire or hold title to any real property for purposes of consummating the Exchange; (iii) Seller shall not incur any liability or expense whatsoever with respect to the Exchange; and (iv) Purchaser hereby forever indemnifies, defends and holds harmless Seller from and against any loss, cost, liability, damage or expense (including reasonable attorneys’ fees or court costs) incurred by the Seller in any manner related to the Exchange.  Seller shall not, by this Agreement or acquiescence to the Exchange, (a) have its rights under this Agreement affected or diminished in any manner, or (b) be responsible for compliance with or be deemed to have warranted to Purchaser that the Exchange in fact complies with § 1031 of the Internal Revenue Code of 1986, as amended.

(Signature pages follow)

#

1407406.3

-#-

IN WITNESS WHEREOF, Seller has executed this Agreement to be effective as of the Effective Date.

SELLER:

ROOSEVELT COMMONS LIMITED PARTNERSHIP

an Arizona limited partnership

By:

Roosevelt Commons Jack, L.L.C.,

a Delaware limited liability company

By:

AmberJack, Ltd., an Arizona corporation

By: /s/ John Higgins

Name:

John Higgins

Title: Vice President

By: /s/ Robert O'Dell

Name: Robert O'Dell

Title: Assistant Secretary

1~~389649.8~~

~~-~~407406.3

-#-

PURCHASER:

BEDFORD PROPERTY INVESTORS, INC.,

a Maryland corporation

By:/s/ Stephen M. Silla

Name: Stephen M. Silla

Its:_Senior Vice President_

1~~389649.8~~

~~-~~407406.3

-#-

JOINDER

The undersigned hereby joins in this Agreement solely for the purposes of guarantying the obligations of Seller hereunder, but only to the extent that (a) Closing occurs, and (b) Seller expressly has liability to Purchaser under this Agreement after Closing.  From and after the Closing, the obligations of the undersigned and Seller under this Agreement shall be joint and several.  Notwithstanding the foregoing, to the extent that Seller’s liability is limited pursuant to Section 8.1, or any other provision of this Agreement or applicable law, the same limitations shall be applicable to the aggregate liability of Seller and the undersigned.

In witness whereof, the undersigned has executed this Joinder as of 13 June, 2003.

By:

AMBERJACK, LTD.,

an Arizona corporation

By:  /s/ John Higgins

Name:

John Higgins

Title: Vice President

By: /s/ Robert O'Dell

Name:

Robert O'Dell

Title: Assistant Secretary

1~~389649.8~~

~~-~~407406.3

-#-

TITLE COMPANY ACKNOWLEDGEMENT

The undersigned representative of the Title Company hereby acknowledges receipt of (i) the Contract Deposit from Purchaser in the amount of $100,000.00 on the ____ day of _______, 2003, (ii) a fully executed counterpart of this Agreement from Purchaser on the _____ day of ___________, 2003; and (iii) a fully-executed counterpart of this Agreement from Seller on the ____ day of __________, 2003, the later of such dates shall be deemed the "Effective Date" of this Agreement.

TITLE COMPANY:

FIRST AMERICAN TITLE COMPANY

By:

Name:

GF#:

1~~389649.8~~

~~-~~407406.3

-#-

SCHEDULES AND THE EXHIBITS TO PURCHASE AND SALE AGREEMENT:

EXHIBIT "A" -

Legal Description

EXHIBIT "B" -

Form of Special Warranty Deed

EXHIBIT "C" -

Form of Bill of Sale and Assignment

EXHIBIT "D" -

Due Diligence Items

EXHIBIT "E" -

Form of Assignment and Assumption Agreement

EXHIBIT "F" -

Broker

EXHIBIT “G”

Tenant Estoppel Certificate

EXHIBIT “H”

Form of Seller’s Certificate

EXHIBIT “I”

Survey Requirements

1~~389649.8~~

~~-~~407406.3

-#-

EXHIBIT A

TO PURCHASE AND SALE AGREEMENT

LAND

Common Address:

530 West Almeda Drive, Tempe, Arizona 2611, 2625 and 2631 South Roosevelt Street, Tempe, Arizona

Permanent Index No.:

Legal Description:

Lots 17 and 18, of BROADWAY INDUSTRIAL PARK UNIT, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 236 of Maps, Page 20.

EXCEPT that portion thereof lying below a depth of 500 feet, measured vertically, from the contour of the surface of said property, as disclosed in 85-097785 of Official Records.

Exhibit A

EXHIBIT B

TO PURCHASE AND SALE AGREEMENT

FORM OF SPECIAL WARRANTY DEED

THE STATE OF ________

§

§

KNOW ALL PERSONS BY THESE PRESENTS:

COUNTY OF __________

§

THAT, ROOSEVELT COMMONS LIMITED PARTNERSHIP, an Arizona limited partnership ("Grantor"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Grantor by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Grantee"), and other good and valuable consideration in hand paid to Grantor by Grantee, the receipt and sufficiency of all which are hereby acknowledged by Grantor:

Grantor has GRANTED, BARGAINED, SOLD, and CONVEYED and, by these presents, does GRANT, BARGAIN, SELL, and CONVEY unto Grantee, all of the following described property (the "Property"):

()

Good and indefeasible title in fee simple to the following described real property located in  ________ County, __________, together with all right, title and interest in and to all easements, rights-of-way, privileges, and appurtenances relating thereto:

BEING a __________ acre tract of land located in ________ County, ________, said tract of land being more particularly on Exhibit A attached hereto and made a part hereof for all purposes (the "Land"); and

()

The _______________ located on the Land and any and all other structures and other improvements presently located on or affixed to the Land.

This conveyance is made by Grantor and accepted by Grantee expressly subject to the permitted encumbrances listed or contained in Exhibit B attached hereto and made a part hereof for all purposes  ("Permitted Exceptions") to the extent, but only to the extent, the same are valid and subsisting and affect the Property.

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Grantee, its successors and assigns forever; and subject to the hereinabove described Permitted Exceptions (but only to the extent said matters are valid and subsisting and affect the Property), Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

The Property is conveyed in its "AS IS," "WHERE IS" and "WITH ALL FAULTS" condition, without any warranties by Grantor (other than the special warranty of title set forth above), and Grantor specifically disclaims any warranties as to condition, fitness or suitability for any particular use or purpose, merchantability, or habitability of the Property except as provided in Section 5.3 of the Purchase and Sale Agreement between Grantor and Grantee with an Effective Date (as defined therein) of __________________ (the “Purchase and Sale Agreement”).  This conveyance is subject to the provisions of Section 10.11 (entitled "No Representations or Warranties") and Section 10.12 (entitled "'AS IS' SALE") of the Purchase and Sale Agreement.  Those provisions survive the execution and delivery of this document.

EXECUTED by Grantor effective as of the                day of              , 20____.

GRANTOR:

ROOSEVELT COMMONS LIMITED PARTNERSHIP

an Arizona limited partnership

By:

Roosevelt Commons Jack, L.L.C.,

a Delaware limited liability company

By:

AmberJack, Ltd., an Arizona corporation

By:

Name:

Title:

By:

Name:

Title:

Exhibit B -#

Address of Grantor:

Roosevelt Commons Limited Partnership

One State Farm Plaza, E-7

Bloomington, Illinois  61710

Attention:  Ms. Cindy Weaver

Address of Grantee:

Bedford Property Investors, Inc.

270 Lafayette Circle

Lafayette, California 94549

Attention :  Chief Operating Officer

Exhibit B -#

THE STATE OF ILLINOIS

)

)

COUNTY OF MCLEAN

)

This instrument was acknowledged before me on                                 , 20___ by                                                 ,                            of                                 , a                 ______________________, on behalf of said _____________________.

[NOTARIAL SEAL]

Notary Public in and for The State of

Print Name:

My Commission Expires:

THE STATE OF ILLINOIS

)

)

COUNTY OF MCLEAN

)

This instrument was acknowledged before me on                                 , 20___ by                                                 ,                            of                                 , a                 ______________________, on behalf of said _____________________.

[NOTARIAL SEAL]

Notary Public in and for The State of

Print Name:

My Commission Expires:

Exhibit B -#

Exhibit A

Legal Description of Land

Common Address:

Permanent Index No.:

Legal Description:

Exhibit B -#

Exhibit B

Permitted Exceptions

1.

All governmental regulations and restrictions, including building and zoning ordinances;

2.

Any covenants, conditions, reservations, exceptions and easements, and all oil, gas and mineral conveyances and leases, if any, in effect and shown of record in the county clerk's office of __________ County, ____________.

3.

Taxes for current and subsequent years, and subsequent assessments for prior years due to a change in land usage or ownership, all of which will be assumed and paid by Purchaser;

4.

Rights of parties in possession and rights of tenants under any unrecorded leases or rental agreements.

5.

Any and all matters referenced or indicated on that certain survey prepared by ______________________________________, dated ______________, 20____, under Job No. _______________.

6.

General real estate taxes, fees and assessments, standby fees, and special assessments for the current year and all subsequent years, all of which shall be assumed and paid by Grantee.

1.

Defects, liens, encumbrances and adverse claims created, suffered, assumed or agreed to by Grantee.

2.

Rights, if any, of third parties with respect to any portion of the subject property lying within the boundaries of a public or private road.

3.

Such other or additional title exceptions permitted under the terms of the Purchase and Sale Agreement.

4.

______________________________________________________________________

11.

_______________________________________________________________________

12.

_______________________________________________________________________

EXHIBIT C

TO PURCHASE AND SALE AGREEMENT

FORM OF BILL OF SALE AND ASSIGNMENT

This BILL OF SALE AND ASSIGNMENT is entered into by and between ROOSEVELT COMMONS LIMITED PARTNERSHIP, an Arizona limited partnership,  ("Assignor"), and BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Assignee"), as of the ___ day of _________, 20___.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to Assignor in hand paid by Assignee, Assignee and Assignor hereby agree as follows:

Assignor hereby ASSIGNS, SELLS, CONVEYS and TRANSFERS unto Assignee those items of personal property listed on Exhibit "A".

TO HAVE AND TO HOLD the personal property (collectively, the "Property") unto Assignee, its successors and assigns forever, and Assignor binds itself and its successors and assigns to forever WARRANT and DEFEND the Property unto Assignee, its successors and assigns, forever against every person whomsoever lawfully claiming or to claim any interest therein by, through or under Assignor, but not otherwise.

The Property is conveyed in its "AS IS," "WHERE IS" and "WITH ALL FAULTS" condition, without any warranties by Assignor (other than the special warranty of title set forth above), and Assignor specifically disclaims any warranties as to condition, fitness or suitability for any particular use or purpose, merchantability, or habitability of the Property.  This conveyance is subject to the provisions of Section 10.11 (entitled "No Representations or Warranties") and Section 10.12 (entitled "'AS IS' SALE") of the Purchase and Sale Agreement between Assignor and Assignee with an Effective Date (as defined therein) of ____________________.  These provisions survive the execution and delivery of this document.

In no event shall the Property conveyed include Assignor's books and records or any MRI software.

Exhibit C -#

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed effective as of the day and year first set forth above.

ASSIGNOR:

ROOSEVELT COMMONS LIMITED PARTNERSHIP

an Arizona limited partnership

By:

Roosevelt Commons Jack, L.L.C.,

a Delaware limited liability company

By:

AmberJack, Ltd., an Arizona corporation

By:

Name:

Title:

By:

Name:

Title:

Exhibit C -#

ASSIGNEE:

BEDFORD PROPERTY INVESTORS, INC.,

a Maryland corporation

By:

Name:

Title:

Exhibit C -#

THE STATE OF ILLINOIS

)

)

COUNTY OF MCLEAN

)

This instrument was acknowledged before me on                                 , 20___ by

                                                ,                            of                            , a                                              , on behalf of said ____________________.

[NOTARIAL SEAL]

Notary Public in and for The State of

Print Name:

My Commission Expires:

THE STATE OF

)

)

COUNTY OF

____

)

This instrument was acknowledged before me on                                 , 20___ by

                                                ,                            of                            , a                                              , on behalf of said ________________.

[NOTARIAL SEAL]

Notary Public in and for The State of

Print Name:

My Commission Expires:

Exhibit C -#

EXHIBIT A

Listing of Personal Property

PROPERTY INVENTORY

Exhibit C -#

EXHIBIT D

TO PURCHASE AND SALE AGREEMENT

DUE DILIGENCE ITEMS

Seller shall provide Purchaser with copies [or, with respect to the tenant lease files in item (f) and the matters in item (h) below, shall make the same available for Purchaser's inspection at the offices of Seller's property manager] of the following information and documentation relating to the Property if and to the extent in the possession of Seller or Seller’s property manager:

(a)

Copies of (i) current year operating and capital improvement budget prepared for the Property; and (ii) income and expense statements for the Property covering the previous two (2) calendar years and the current calendar year-to-date.

(b)

Copies of real estate and personal property tax statements for the Property for the previous two (2) calendar years and the current calendar year-to-date.  Copies of any notice of change in assessed value or tax rate for the Property.

(c)

The most recent rent roll for the Property.

(d)

An itemized inventory of all tangible Personal Property owned by Seller and used at the Property.  Such inventory must include, without limitation, an itemized list of all equipment, machinery, furniture and furnishings and located within any management, leasing or other office which comprises a portion of the Improvements.

(e)

Copies of utility bills for the Property for the current billing period for not less than the last six (6) months of billing periods.

(f)

True, complete and correct copies of all Leases, currently effective letters of intent with prospective tenants, brokerage commission agreements, and other agreements related to the leasing of the Property, including all modifications, supplements or amendments to each of the foregoing.  Seller will also permit Purchaser access to the tenant lease files at the office of Seller’s Property Manager.

(g)

A copy of the certificate of occupancy for each of the building(s) on the Property.  A copy of the Architect’s Certificate of Completion.  Copies of all other licenses and building permits required by applicable law to own, operate, manage and maintain the Property.

(h)

As-built plans and specifications for the Property will be made available for Purchaser to inspect at the offices of Seller’s Property Manager.

(i)

Copies of any other environmental reports prepared by third parties with respect to the Property, The Phase I Environmental Site Assessment dated May 7, 1998 prepared by Professional Service Industries, Inc. (unless the report is not permitted by the author to be provided and Seller has not been able to obtain permission from the author despite Seller’s reasonable efforts.  Seller’s reasonable efforts shall not include the payment of additional fees; however, if the author of the report demands additional fees then Seller agrees to give Purchaser the opportunity to pay such fees in order to obtain a copy of such report.)

(j)

Copies of insurance coverage summaries, prepared by Seller in its standard in-house form, for all fire, hazard, liability, and other insurance policies maintained by Seller for the Property.

(k)

Copies of all Property Agreements and any licenses and warranties in the possession or control of Seller.

(l)

List of all leasing commissions due and owing with respect to any leases currently in effect, including an itemization of all leasing commissions payable upon any renewal or expansion of any such lease.

(m)

List of all capital expenditures (other than tenant improvements) incurred during the previous two (2) calendar years and the current calendar year-to-date.

(n)

Most recent boundary survey and title policy or title commitment received by Seller in connection with the Property, including copies of any title exceptions noted thereon.

(o)

Copies of all inspections or reports dealing with the physical condition of the Improvements.

Exhibit D-#

EXHIBIT E

TO PURCHASE AND SALE AGREEMENT

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this Assignment) is made as of                     , 2003, by ROOSEVELT COMMONS LIMITED PARTNERSHIP, an Arizona limited partnership (“Assignor”), and BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation (“Assignee”).

ASSIGNMENT

For and in consideration of the sum of Ten and No/100 Dollars ($10.00) cash and other good and valuable consideration to Assignor paid by Assignee (hereinafter named), the receipt and sufficiency of which are acknowledged, Assignor and Assignee agree as follows:

I.

Assignment.

Assignor has BARGAINED, SOLD, DELIVERED and ASSIGNED and by these presents does BARGAIN, SELL, DELIVER and ASSIGN unto to Assignee, subject to the Permitted Exceptions (defined below), all of Assignor's interest (except Assignor's right to collect from and sue any tenant for amounts due to Assignor under the Leases) in the following described properties, rights, and estates that are located on, affixed to, or used in connection with the real property (the “Real Property”) described on Exhibit A attached to this Assignment (the “Property”):

I.1

all leases for space on the Real Property or in the improvements on the Real Property listed on Exhibit B (the “Leases”), and the leasehold estates created thereby, together with all and singular the rights, benefits, and privileges of the lessor thereunder;

I.2

all rents, issues and profits arising from the Leases, and

I.3

all service contracts, vending agreements, equipment leases, warranties, lease commission agreements, licenses, occupancy agreements, or permits with respect to the Real Property, but only if assignable and listed on Exhibit C to this Assignment (the “Contracts”), and the rents, issues, profits from the Contracts, if any.

TO HAVE AND TO HOLD the Property to Assignee, its successors and assigns.

For purposes of this Assignment, "Permitted Exceptions" shall mean the permitted encumbrances listed or contained in the Special Warranty Deed of even date granted by Assignor in favor of Assignee.

II.

Assumption.

Assignee assumes and agrees to perform all terms, covenants, and conditions of the Leases and the Contracts, on the part of the lessor or on the part of the Assignor, as the case may be, therein required to be performed arising on or after the date of this Assignment, including, without limitation, the holding, applying and refunding of security deposits.

III.

Indemnities.

Assignor shall indemnify, defend, and hold Assignee harmless from any and all liabilities, claims, demands, damages, causes of actions, and expenses (including, without limitation, reasonable attorneys' fees and costs) that may now or hereafter be made or asserted against Assignee arising out of or related to the performance or nonperformance of Assignor's obligations under the Contracts and the Leases with respect to the Property occurring prior to (but not after) the date of this Assignment.

Assignee shall indemnify, defend, and hold Assignor harmless from any and all liabilities, claims, demands, damages, causes of actions, and expenses (including, without limitation, reasonable attorneys' fees and costs) that may now or hereafter be made or asserted against Assignor arising out of or related to the performance or nonperformance of Assignee's obligations under the Contracts and the Leases with respect to the Property occurring on or after the date of this Assignment.

The Property is conveyed in its "AS IS," "WHERE IS" and "WITH ALL FAULTS" condition, without any warranties by Assignor except for the representations of Seller set forth in Section 5.3 (entitled Representations of Seller) of the Purchase and Sale Agreement between Assignor and Assignee dated ____________________________, and Assignor specifically disclaims any warranties as to condition, fitness or suitability for any particular use or purpose, merchantability, or habitability of the Property.  This conveyance is subject to the provisions of Section 10.11 (entitled "No Representations or Warranties") and Section 10.12 (entitled "'AS IS' SALE") of the Purchase and Sale Agreement between Assignor and Assignee with an Effective Date (as defined therein) of ____________________.  These provisions survive the execution and delivery of this document.

IV.

Successors and Assigns.

All of the terms, covenants and conditions set forth herein shall be binding upon and inure to the benefit of Assignor and Assignee and their successors and assigns.

Exhibit E-#

DATED EFFECTIVE as of the  date first above written.

ASSIGNOR:

ROOSEVELT COMMONS LIMITED PARTNERSHIP

an Arizona limited partnership

By:

Roosevelt Commons Jack, L.L.C.,

a Delaware limited liability company

By:

AmberJack, Ltd., an Arizona corporation

By:

Name:

Title:

By:

Name:

Title:

ASSIGNEE:

BEDFORD PROPERTY INVESTORS, INC.,

a Maryland corporation

By:

Name:

Title:

Exhibit E-#

Exhibit A

(Description of Real Property)

Exhibit E-#

Exhibit B

(Leases)

Exhibit E-#

Exhibit C

(Contracts)

EXHIBIT F

TO PURCHASE AND SALE AGREEMENT

BROKER

CB Richard Ellis, acting through

Mary M. Sullivan and Ronald J. Urgitus

Exhibit F #

EXHIBIT G

TENANT ESTOPPEL CERTIFICATE

To:

Bedford Property Investors, Inc. (“Bedford”)

270 Lafayette Circle

Lafayette, CA 94549

Bank of America N.T. & S.A. ("Bank"), as Administrative Agent

Commercial Real Estate Services Division

50 California Street, 11th Floor

San Francisco, California 94111

Attn.:  Rebecca Koch

Re:

Lease Dated:

__________________________________

Current Landlord:

__________________________________

_______________________ (“Landlord”)

Tenant:

_________________________ (“Tenant”)

Premises:

Approximately ____________ square feet

located at __________________________

__________ (“Premises”)

Ladies and Gentlemen:

The undersigned, Tenant under the above described lease, hereby certifies to you as of the date hereof the following:

1.

Tenant is the present owner and holder of the tenant’s interest under the lease described above, as it may be amended to date (the “Lease”).  The Lease covers the Premises referenced above, located within the building (the “Building”) at the address set forth above.

2.

(a)

The attached Exhibit 1 accurately identifies the Lease and all of the modifications, amendments, supplements, side letters, addenda and riders of and to it.

(b)

The term of the Lease commenced on _______________, 20___, and will expire on _____________________, including any presently exercised option or renewal term.  Tenant has no option or right to renew, extend or cancel the Lease, or to lease additional space in the Premises or Building (except as specified in _____________________, a copy of which is attached hereto).  The Lease provides that in addition to the Premises, Tenant has the right to use or rent ________ parking spaces in or near the Building during the term of the Lease.

(c)

Tenant has no option or preferential right to purchase all or any part of the Premises (or the land or Building of which the Premises are a part), and has no right or interest with respect to the Premises or the Building other than as Tenant under the Lease (except as specified in ____________, a copy of which is attached hereto).

(d)

The annual minimum rent currently payable under the Lease is $_____________, and such rent has been paid through the month of ____________, 2003, in the amount of $_____________ base rent plus $__________ CAM, $__________ taxes, $_________ insurance and $ _________ sales tax.

(e)

Tenant has made no agreement with Landlord or any agent, representative or employee of Landlord concerning free rent, partial rent, rebate of rental payments or any other similar rent concession (except as expressly set forth in ______________, a copy of which is attached hereto).  Tenant is not entitled to any credit against any rent or other charge or rent concession under the Lease except as set forth in the Lease.  No rental payments have been made more than one month in advance.

(f)

Landlord currently holds a security deposit in the amount of $___________, which is to be applied by Landlord or returned to Tenant in accordance with the Lease.  Tenant acknowledges and agrees that Bank shall have no responsibility or liability for any security deposit, except to the extent that any security deposit shall have been actually received by Bank.

3.

(a)

The Lease is in full force and effect and constitutes the entire agreement between Tenant and Landlord with respect to the Premises, and has not been modified, changed, altered or amended except as shown in Exhibit 1.  There are no other agreements, written or oral, which affect Tenant’s occupancy of the Premises.

(b)

Tenant has provided all insurance required of Tenant under the Lease and all premiums have been paid.

(c)

To the best knowledge of Tenant, no party is in default under the Lease and no event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default.

(d)

The interest of Tenant in the Lease has not been assigned or encumbered.

(e)

All contributions required by the Lease to be paid by Landlord to date for improvements to the Premises have been paid in full and all of Landlord’s obligations with respect to tenant improvements have been fully performed.  Tenant has accepted the Premises, subject to no conditions other than those set forth in the Lease.

(f)

Neither Tenant nor any guarantor of Tenant’s obligations under the Lease is the subject of any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships.

4.

Tenant represents and warrants that it has not used, generated, released, discharged, stored or disposed of any Hazardous Substances on, under, in or about the Building or the land on which the Building is located, other than in the ordinary and commercially reasonable course of Tenant’s business in compliance with all applicable laws.  Except for such legal and commercially reasonable use by Tenant, Tenant has no actual knowledge that any Hazardous Substance is present, or has been used, generated, released, discharged, stored or disposed of by any party on, under, in or about such Building or land.  Tenant has no actual knowledge of any underground storage tanks on the property.

As used here, "Hazardous Substance" means any substance, material or waste (including petroleum and petroleum products) which is designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance.

5.

Tenant acknowledges the right of Bedford, Bank and Bedford’s future lenders to rely upon the statements and representations of Tenant contained in this Certificate and further acknowledges that any purchase by Bedford of the property which includes the Premises and the Building, and any loan made by Bank to Bedford and secured in whole or in part by the property which includes the Premises and the Building, will be made and entered into in material reliance on this Certificate.  Tenant hereby agrees to furnish Bank or Bedford with such other and further estoppel certificates as Bank or Bedford may reasonably request.

"Tenant"

Exhibit G -#

EXHIBIT H

SELLER’S CERTIFICATE

To:

_______________________________________ (collectively, "Purchaser").

Re:

Lease of Premises at ____________________________ (the "Property")

This Certificate is being furnished to Purchaser in connection with the purchase of the Property by Purchaser from ______________________ (“Seller”).

Seller hereby represents and certifies to Purchaser as follows:

1.

_______________  is the tenant (hereinafter “Tenant”) under that certain Lease (as defined in paragraph 2 below) between Tenant and Seller with respect to the certain demised premises in Suite _____ containing approximately __________ rentable square feet and more particularly described in the Lease (the "Premises").

2.

A true, correct and complete copy of the lease dated ___________________, together with all addenda, modifications and supplements thereto, if any, is annexed hereto as Exhibit A (together, the “Lease”). The Lease represents the entire agreement between the parties thereto with respect to the leasing of the Premises.  The Lease is in full force and effect and has not been modified, supplemented, amended, terminated or surrendered in any way except as set forth and attached hereto as Exhibit A.  To the knowledge of Seller, there are no existing defaults by Tenant under the Lease.

3.

a.

The term of the Lease commenced on _______________, 19__, and shall expire on _______________, ____, subject to any renewal rights specified in the Lease.  Tenant does not have any options to extend the Lease, nor options or rights of first refusal or rights to renew or cancel the Lease, nor to lease additional space in the Property, except in each case as may be specified in the Lease.  Tenant has no option or right to purchase the Property or the Premises.

b.

The current fixed monthly rent payment pursuant to the Lease is in the amount of $_____________ and has been paid through and including _______________, 2003.  The estimated additional rent payable pursuant to the Lease on account of real estate taxes, insurance, common area maintenance charges and operating expenses has been paid through and including _______________, 200_.

c.

Tenant is responsible for its proportionate share of all real estate taxes, insurance premiums and operating costs in excess of __________ and No/100 dollars.  Tenant’s current proportionate share is ______%, i.e., ___________ rentable square feet divided by ___________ rentable square feet.

d.

Tenant has deposited with Landlord the cash sum of $_____________ as a security deposit or a letter of credit in the amount of $______________ as a security deposit.

4.

To the knowledge of Seller, all conditions under the Lease to be performed by Seller, as landlord (including, without limitation, all work to be performed by landlord in the Premises and all allowances to be given by landlord) have been satisfied.  Landlord has no obligation to give Tenant any further allowances under the Lease or otherwise.  Tenant is in occupancy and paying full rental due under the Lease.

5.

No rent has been paid more than thirty (30) days in advance.

6.

Unless so indicated on Exhibit B,  Seller has not approved or consented to assignment or encumbrance of the interest of Tenant in the Lease, and Seller has not consented to or approved any sublet of the Premises. To the knowledge of Seller, it has satisfied all parking ratio, signage and other operating covenants in the Lease.

7.

Seller has received no notice of any actions, whether voluntarily or otherwise, pending against Tenant under the Lease pursuant to the bankruptcy or insolvency laws of the United States or any state thereof.

8.

This certificate is given by Seller to Purchaser  in connection with the sale of that certain property described in that certain Purchase and Sale Agreement, dated as of                          , 200    , by and between Purchaser and Seller (the “Sale Agreement”) and is intended solely for the benefit of Purchaser and no other person or entity may rely on any matter set forth herein.

9.

Seller shall only be liable to Purchaser hereunder for a breach of a representation and warranty made herein with respect to which a claim is made by Purchaser against Seller on or before the first anniversary hereof; provided, however, that if Seller obtains an estoppel certificate from the tenant identified hereinabove after the date hereof, this certificate shall be without further force or effect as of the date of such tenant’s estoppel certificate.

10.

Anything in this certificate to the contrary notwithstanding, the maximum aggregate liability of Seller for Seller’s breaches of representations and warranties contained herein shall be limited as set forth in Section 8.1 of the Sale Agreement.  Notwithstanding the foregoing, however, Purchaser hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity, under the Sale Agreement or otherwise to make a claim against Seller for damages that Purchaser may incur as the result of any of Seller’s representations or warranties being untrue, inaccurate or incorrect if (a) Purchaser knew that such representation or warranty was untrue, inaccurate or incorrect on or before the date hereof, or (b) Purchaser’s damages as a result of such representations or warranties being untrue, inaccurate or incorrect are reasonably estimated to aggregate less than $5,000.00.

11.

When used in this certificate, the words “Seller’s knowledge” or words of similar import shall have the same meaning give to such words in the Sales Agreement.

Dated:  ___________________, 2003.

SELLER:

____________________________________

By:_________________________________

Name:

Title: